--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                OCTOBER 24, 2002


                           RANGE RESOURCES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               DELAWARE                                 0-9592                             34-1312571
----------------------------------------          -----------------                    -------------------
    (STATE OR OTHER JURISDICTION OF                  (COMMISSION                         (IRS EMPLOYER
    INCORPORATION OR ORGANIZATION)                   FILE NUMBER)                      IDENTIFICATION NO.)

            777 MAIN STREET
            FT. WORTH, TEXAS                                                                  76102
----------------------------------------                                               -------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                                    (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (817) 870-2601

ITEM 9. REGULATION FD DISCLOSURE.

         On October 24, 2002, the Registrant filed a Form 10-K/A Amendment No. 1 for the year ending December 31, 2001, a Form 10-Q/A Amendment No. 1 for the quarter ending March 31, 2002 and a Form 10-Q/A Amendment No. 1 for the quarter ending June 30, 2002. Each filing was accompanied by certifications of the President and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The certifications are attached as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 are hereby furnished pursuant to Item 9.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          RANGE RESOURCES CORPORATION

                                          By:    /s/ EDDIE M. LEBLANC
                                                 -----------------------------
                                                 EDDIE M. LEBLANC
                                                 CHIEF FINANCIAL OFFICER

Date: October 24, 2002

                                  EXHIBIT INDEX


   Exhibit Number         Item
   --------------         ----
        99.1              Certification of President, dated October 24, 2002,
                          pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                          Section 906 of the Sarbanes-Oxley Act of 2002.

        99.2              Certification of Chief Financial Officer, dated
                          October 24, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

        99.3              Certification of President, dated October 24, 2002,
                          pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                          Section 906 of the Sarbanes-Oxley Act of 2002.

        99.4              Certification of Chief Financial Officer, dated
                          October 24, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

        99.5              Certification of President, dated October 24, 2002,
                          pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                          Section 906 of the Sarbanes-Oxley Act of 2002.

        99.6              Certification of Chief Financial Officer, dated
                          October 24, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.